UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 21, 2021
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032
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(Commission File Number)	(IRS Employer Identification No.)
111 River Street, Hoboken New Jersey	07030
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(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(201) 748-6000
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Not Applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	JW.A	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	JW.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02:  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

John Wiley & Sons, Inc. (the “Company”) issued a press release on December 16, 2021 announcing that the Company’s Board of Directors has elected Inder M. Singh, Chief Financial Officer and Executive Vice President of Arm Ltd., to join the Board of Directors effective December 15, 2021.  As of the date of this report, the Board has not yet appointed Mr. Singh to any Board committees.

Mr. Singh will participate in the Company’s non-employee director compensation program. A complete description of the Company's non-employee director compensation program is set forth in the Company's proxy statement for the 2021 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on August 18, 2021 (“Director Compensation") and is incorporated herein by this reference.

There were no arrangements or understandings between Mr. Singh and any other persons pursuant to which Mr. Singh was selected as a director.  Mr. Singh does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

Exhibit No. Description

99.1 - Press release dated December 16, 2021, announcing director appointment.

104 - Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN WILEY & SONS, INC.
(Registrant)

By	/s/ Brian A. Napack
Brian A. Napack
President and
Chief Executive Officer

By	/s/ Christina Van Tassell
Christina Van Tassell
Executive Vice President and Chief Financial Officer

Dated: December 21, 2021